Exhibit 10.22
TRANSACTION CONFIRMATION
FOR IMMEDIATE DELIVERY

Date: January 30, 2006 Transaction Confirmation #:
Atmos Energy Marketing

This Transaction Confirmation is subject to the Base Contract between Seller and Buyer dated December 1, 2004. The terms of this Transaction Confirmation are binding unless disputed in writing within 2 Business Days of receipt unless otherwise specified in the Base Contract.

BUYER:
Atmos Energy Marketing, LLC	SELLER:
11251 Northwest Freeway, Suite 400, Houston, TX 77092	BPI Industries, Inc.
Attn: Contract Administration	30775 Bainbridge Road, Suite 280, Solon, OH 44139
Phone: 713-688-7771	Attn: James Azlein
Fax: 713-688-1625	jazlein@bpi-industries
Transporter: TETCO	(O) 618-993-1460
Transporter Contract Number:	(F) 618-993-1360

Contract Price: $ NYMEX Last Day Settlement minus $0.25 /MMBtu

Delivery Period: Begin February 1, 2006                 End: February 28, 2006

Performance Obligation and Contract Quantity: (Select One)

Firm (Fixed Quantity):	Firm (Variable Quantity):	Interruptible:
MMBtus/day	MMBtus/day Minimum	Up to MMBtus/day
EFP	Up to 2,500 MMBtus/day Maximum
subject to Section 4.2 at election of
☐ Buyer or ☐ Seller

Delivery Point(s): Meter #73445
(If a pooling point is used, list a specific geographic and pipeline location):

Special Conditions:
At the expiration of the Delivery Period as set forth above, this Transaction Confirmation shall automatically extend month to month unless terminated by either party upon thirty (30) Days written Notice.
Buyer will manage the Operational Balancing Agreement at the receipt point with TETCO.

Buyer: Atmos Energy Marketing, LLC		Seller: BPI Industries, Inc.

By:	[illegible signature]	By:	/s/ James G. Azlein

Title: Senior VP		Title: CEO and President

Date: February 1, 2006		Date: February 1, 2006

Copyright © 2002 North American Energy Standards Board, Inc. All Rights Reserved	Page 1	NAESB Standard 6.3.1 April 19, 2002